EXHIBIT 24.1



                                POWER OF ATTORNEY

                               (AISI Stock Plans)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Electro Scientific Industries, Inc., does hereby constitute and appoint Donald R. VanLuvanee and Barry L. Harmon, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Electro Scientific Industries, Inc. issuable pursuant to the 1989 Incentive Stock Option Plan, 1991 Incentive Stock Option Plan, 1992 Incentive Stock Option Plan and the 1995 Incentive Stock Option Plan of Applied Intelligent Systems, Inc. ("AISI"), the Company's wholly-owned subsidiary, as well as the two non-qualified stock option agreements between AISI and Barry Borgerson (dated May 4, 1993) and Jon G. Ehrmann (dated July 30, 1990) (collectively, the "AISI Stock Plans"), including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.


DATED: December 30, 1997



                                       DONALD R. VANLUVANEE
                                       -----------------------------------------
                                       Donald R. VanLuvanee

                                                                    EXHIBIT 24.1



                                POWER OF ATTORNEY

                               (AISI Stock Plans)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Electro Scientific Industries, Inc., does hereby constitute and appoint Donald R. VanLuvanee and Barry L. Harmon, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Electro Scientific Industries, Inc. issuable pursuant to the 1989 Incentive Stock Option Plan, 1991 Incentive Stock Option Plan, 1992 Incentive Stock Option Plan and the 1995 Incentive Stock Option Plan of Applied Intelligent Systems, Inc. ("AISI"), the Company's wholly-owned subsidiary, as well as the three non-qualified stock option agreements between AISI and Barry Borgerson (dated May 4, 1993) and Jon G. Ehrmann (dated July 30, 1990) (collectively, the "AISI Stock Plans"), including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.


DATED:  December 30, 1997



                                       BARRY L. HARMON
                                       -----------------------------------------
                                       Barry L. Harmon

                                                                    EXHIBIT 24.1



                                POWER OF ATTORNEY

                               (AISI Stock Plans)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Electro Scientific Industries, Inc., does hereby constitute and appoint Donald R. VanLuvanee and Barry L. Harmon, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Electro Scientific Industries, Inc. issuable pursuant to the 1989 Incentive Stock Option Plan, 1991 Incentive Stock Option Plan, 1992 Incentive Stock Option Plan and the 1995 Incentive Stock Option Plan of Applied Intelligent Systems, Inc. ("AISI"), the Company's wholly-owned subsidiary, as well as the three non-qualified stock option agreements between AISI and Barry Borgerson (dated May 4, 1993 and Jon G. Ehrmann (dated July 30, 1990) (collectively, the "AISI Stock Plans"), including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.


DATED: December 30, 1997



                                       DAVID F. BOLENDER
                                       -----------------------------------------
                                       David F. Bolender

                                                                    EXHIBIT 24.1



                                POWER OF ATTORNEY

                               (AISI Stock Plans)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Electro Scientific Industries, Inc., does hereby constitute and appoint Donald R. VanLuvanee and Barry L. Harmon, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Electro Scientific Industries, Inc. issuable pursuant to the 1989 Incentive Stock Option Plan, 1991 Incentive Stock Option Plan, 1992 Incentive Stock Option Plan and the 1995 Incentive Stock Option Plan of Applied Intelligent Systems, Inc. ("AISI"), the Company's wholly-owned subsidiary, as well as the three non-qualified stock option agreements between AISI and Barry Borgerson (dated May 4, 1993) and Jon G. Ehrmann (dated July 30, 1990) (collectively, the "AISI Stock Plans"), including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.


DATED: December 30, 1997



                                       DOUGLAS C. STRAIN
                                       -----------------------------------------
                                       Douglas C. Strain

                                                                    EXHIBIT 24.1



                                POWER OF ATTORNEY

                               (AISI Stock Plans)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Electro Scientific Industries, Inc., does hereby constitute and appoint Donald R. VanLuvanee and Barry L. Harmon, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Electro Scientific Industries, Inc. issuable pursuant to the 1989 Incentive Stock Option Plan, 1991 Incentive Stock Option Plan, 1992 Incentive Stock Option Plan and the 1995 Incentive Stock Option Plan of Applied Intelligent Systems, Inc. ("AISI"), the Company's wholly-owned subsidiary, as well as the three non-qualified stock option agreements between AISI and Barry Borgerson (dated May 4, 1993) and Jon G. Ehrmann (dated July 30, 1990) (collectively, the "AISI Stock Plans"), including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.


DATED: December 30, 1997



                                       LARRY L. HANSEN
                                       -----------------------------------------
                                       Larry L. Hansen

                                                                    EXHIBIT 24.1



                                POWER OF ATTORNEY

                               (AISI Stock Plans)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Electro Scientific Industries, Inc., does hereby constitute and appoint Donald R. VanLuvanee and Barry L. Harmon, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Electro Scientific Industries, Inc. issuable pursuant to the 1989 Incentive Stock Option Plan, 1991 Incentive Stock Option Plan, 1992 Incentive Stock Option Plan and the 1995 Incentive Stock Option Plan of Applied Intelligent Systems, Inc. ("AISI"), the Company's wholly-owned subsidiary, as well as the three non-qualified stock option agreements between AISI and Barry Borgerson (dated May 4, 1993) and Jon G. Ehrmann (dated July 30, 1990) (collectively, the "AISI Stock Plans"), including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.


DATED: December 30, 1997



                                       W. ARTHUR PORTER
                                       -----------------------------------------
                                       W. Arthur Porter

                                                                    EXHIBIT 24.1



                                POWER OF ATTORNEY

                               (AISI Stock Plans)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Electro Scientific Industries, Inc., does hereby constitute and appoint Donald R. VanLuvanee and Barry L. Harmon, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Electro Scientific Industries, Inc. issuable pursuant to the 1989 Incentive Stock Option Plan, 1991 Incentive Stock Option Plan, 1992 Incentive Stock Option Plan and the 1995 Incentive Stock Option Plan of Applied Intelligent Systems, Inc. ("AISI"), the Company's wholly-owned subsidiary, as well as the three non-qualified stock option agreements between AISI and Barry Borgerson (dated May 4, 1993) and Jon G. Ehrmann (dated July 30, 1990) (collectively, the "AISI Stock Plans"), including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.


DATED: December 30, 1997



                                       VERNON B. RYLES, JR.
                                       -----------------------------------------
                                       Vernon B. Ryles Jr.

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

                               (AISI Stock Plans)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Electro Scientific Industries, Inc., does hereby constitute and appoint Donald R. VanLuvanee and Barry L. Harmon, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Electro Scientific Industries, Inc. issuable pursuant to the 1989 Incentive Stock Option Plan, 1991 Incentive Stock Option Plan, 1992 Incentive Stock Option Plan and the 1995 Incentive Stock Option Plan of Applied Intelligent Systems, Inc. ("AISI"), the Company's wholly-owned subsidiary, as well as the three non-qualified stock option agreements between AISI and Barry Borgerson (dated May 4, 1993) and Jon G. Ehrmann (dated July 30, 1990) (collectively, the "AISI Stock Plans"), including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.


DATED: December 30, 1997



                                       KEITH L. THOMSON
                                       -----------------------------------------
                                       Keith L. Thomson